Goodwill, License Cost and Other Intangible Assets - Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
2021	$ 9,429
2022	8,389
2023	7,900
2024	7,898
2025	7,898
Thereafter	43,979
Total	$ 85,493	$ 95,792